SUPPLEMENT Dated December 15, 2010

To The Prospectus Dated January 2, 2004 For

SpectraDirect	SpectraSelect

Issued By ING USA Annuity and Life Insurance Company

Through Its Separate Account U

This supplement updates the prospectus for your variable annuity contract.  Please read it carefully and keep it with your copy of the prospectus for future reference.  The following information only affects you if you currently invest or plan to invest in a subaccount that corresponds to the funds referenced below.   If you have any questions, please call our Customer Contact Center at 1‑800‑366‑0066.

I.  Information Regarding Fund Changes and Fund Availability

Effective on or about January 21, 2011:

1.  The subadviser for ING Marsico International Opportunities Portfolio will change to T. Rowe Price Associates, Inc. with a change to the portfolio’s name from ING Marsico International Opportunities Portfolio to ING T. Rowe Price International Stock Portfolio.

2.  The subadviser for ING Oppenheimer Global Strategic Income Portfolio will change to ING Investment Management Co. (“ING IM”), under an interim-subadvisory agreement, with a change to the portfolio’s name from ING Oppenheimer Global Strategic Income Portfolio to ING Global Bond Portfolio.  The investment objective will change to “Seeks to maximize total return through a combination of current income and capital appreciation.”

The information appearing in the prospectus regarding these investment portfolios is revised accordingly.

II.  Other Information

ING Funds Distributor, LLC has changed its name to ING Investments Distributor, LLC.  All references to ING Funds Distributor, LLC in the current Prospectuses and Statements of Additional Information are hereby replaced with ING Investments Distributor, LLC.

SPSD-10A                                                                                                                                                                            12/15/2010